                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO. __)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement

[ ]      Confidential, for Use of the Commission Only
         (as permitted by Rule 14a-6(e)(2))

[X]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to Section 240.14a-12


                            Hines Horticulture, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1) Title of each class of securities to which transaction applies:

            -------------------------------------------------------------------

        (2) Aggregate number of securities to which transaction applies:

            -------------------------------------------------------------------

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

            -------------------------------------------------------------------

        (4) Proposed maximum aggregate value of transaction:

            -------------------------------------------------------------------

        (5) Total fee paid:

            -------------------------------------------------------------------

[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)  Amount Previously Paid:

            -------------------------------------------------------------------

       (2)  Form, Schedule or Registration Statement No.:

            -------------------------------------------------------------------

       (3)  Filing Party:

            -------------------------------------------------------------------

       (4)  Date Filed:

            -------------------------------------------------------------------

                            HINES HORTICULTURE, INC.
                               12621 JEFFREY ROAD
                                IRVINE, CA 92620

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

               -----------------------------------------------
               | DATE:      MAY 29, 2003                      |
               | TIME:      9:00 A.M., PACIFIC DAYLIGHT TIME  |
               | PLACE:     12621 JEFFREY ROAD                |
               |            IRVINE, CA 92620                  |
               -----------------------------------------------


To Our Stockholders:

     We invite you to attend our Annual Meeting of Stockholders for the following purposes:

     1.   To elect six directors;

     2. To ratify the appointment of PricewaterhouseCoopers LLP as independent public accountants for the 2003 fiscal year; and

     3. To transact such other business that may properly come before the meeting.


--------------------------------------------------------------------------------
        YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR
                            EACH OF THESE PROPOSALS.
--------------------------------------------------------------------------------

     If you were a stockholder of record at the close of business on April 18, 2003, you may vote at the Annual Meeting.

     Your vote is important whether or not you plan to attend the Annual Meeting in person, and regardless of the number of shares you own, please complete, sign, date and return the enclosed proxy card promptly in the enclosed envelope. This will ensure that your shares are voted as you wish and that a quorum will be present.

                                            By order of the Board of Directors,

                                            /S/ Claudia M. Pieropan
                                            -----------------------
                                            Claudia M. Pieropan
                                            Secretary
Irvine, California
April 25, 2003


            -------------------------------------------------------
                             YOUR VOTE IS IMPORTANT!
                TO VOTE YOUR SHARES, PLEASE COMPLETE, SIGN, DATE
                        AND MAIL THE ENCLOSED PROXY CARD.
            -------------------------------------------------------


                                                PROXY STATEMENT

                                               TABLE OF CONTENTS

                                                                                                           PAGE
                                                                                                           ----
QUESTIONS AND ANSWERS ABOUT VOTING...........................................................................1
     Why did you send me this Proxy Statement?...............................................................1
     How many votes do I have?...............................................................................1
     How do I vote? .........................................................................................1
     How do I vote by proxy?.................................................................................1
     How do I vote in person?................................................................................1
     If my shares are held in "street name" by my broker, will my broker vote my shares for me?..............1
     Can I change my vote or revoke my proxy after I have mailed my signed proxy card?.......................1
     Will there by any matters voted upon at the Annual Meeting other than those specified in the Notice of Annual Meeting?.......................................................................1
     How are votes counted?..................................................................................2
     How are proxies being solicited and who pays for the solicitation of proxies?...........................2
     If more than one shareowner lives in my household, how can I obtain an extra copy of the
         Company's 2002 Annual Report and this proxy statement?..............................................2

WHO CAN HELP ANSWER MY OTHER QUESTIONS?......................................................................2

INFORMATION ABOUT THE COMPANY'S DIRECTORS AND EXECUTIVE OFFICERS.............................................3
     Who are Hines' Directors?...............................................................................3
     Who are Hines' Executive Officers?......................................................................4
     Security Ownership of Certain Beneficial Owners, Directors and Executive Officers.......................5
     Compensation of Directors and Executive Officers........................................................7
     Stock Options...........................................................................................8
     Compensation Committee Report on Executive Compensation.................................................8
     Stock Performance Graph................................................................................10
     Employment Agreements..................................................................................12
     About the Board and its Committees.....................................................................12
     Audit Committee Report.................................................................................12
     Other Auditor Related Matters..........................................................................13
     Certain Relationships and Related Party Transactions...................................................13
     Section 16(a) Beneficial Ownership Reporting Compliance................................................13

DISCUSSION OF PROPOSALS RECOMMENDED BY THE BOARD............................................................14
     PROPOSAL 1:  Election of Directors.....................................................................14
     PROPOSAL 2:  Ratification of Appointment of Independent Public Accountants.............................14
     Other Matters..........................................................................................15

INFORMATION ABOUT ADDITIONAL MATERIALS......................................................................16

SUBMISSION OF STOCKHOLDER PROPOSALS AND
DIRECTOR NOMINATIONS FOR THE 2004 ANNUAL MEETING............................................................16


                            HINES HORTICULTURE, INC.
                               12621 JEFFREY ROAD
                                IRVINE, CA 92620

                                 PROXY STATEMENT

                       QUESTIONS AND ANSWERS ABOUT VOTING


Q:   WHY DID YOU SEND ME THIS PROXY STATEMENT?

A: This Proxy Statement is being sent to you because the Board of Directors of Hines Horticulture, Inc. ("Hines" or the "Company") is soliciting your proxy to vote at the 2003 Annual Meeting of Stockholders to be held on May 29, 2003 at the Company's headquarters located at 12621 Jeffrey Road, Irvine, California 92620, at 9:00 A.M., California time, and any postponements or adjustments thereof (the "Annual Meeting"). This Proxy Statement summarizes the information you need to know to vote on the matters to be voted on at the Annual Meeting. Stockholders of record as of the close of business on April 18, 2003 (the "Record Date") are entitled to vote. This Proxy Statement and the enclosed form of proxy are being sent on or about April 25, 2003 to those persons who are entitled to vote at the Annual Meeting.

Q:   HOW MANY VOTES DO I HAVE?

A: Each share of Hines common stock that you own on the Record Date entitles you to one vote.

Q:   HOW DO I VOTE?

A:   You can vote on matters presented at the Annual Meeting in two ways.

     1. You can vote by filling out, signing and dating your proxy card and returning it in the enclosed envelope, OR

     2.   You can attend the Annual Meeting and vote in person.

Q:   HOW DO I VOTE BY PROXY?

A: If you properly fill out your proxy card and send it to us in time to vote, your shares will be voted as you have directed. If you do not specify a choice on your proxy card, the shares represented by your proxy card will be voted for the election of all nominees and for the ratification of the appointment of PricewaterhouseCoopers LLP as Hines' independent public accountants for the 2003 fiscal year. As to any other business that may properly come before the Annual Meeting, the persons named in the proxy card will vote in accordance with their best judgment.

     Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign, date and return your proxy card in the enclosed envelope. Returning the proxy card will not affect your right to attend the Annual Meeting and vote in person.

Q:   HOW DO I VOTE IN PERSON?

A: If you attend the Annual Meeting, we will give you a ballot when you arrive.

Q: IF MY SHARES ARE HELD IN "STREET NAME" BY MY BROKER, WILL MY BROKER VOTE MY SHARES FOR ME?

A: If your broker does not have discretionary voting power with regards to a proposal, it will vote your shares only if you provide instructions on how to vote. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares.

Q: CAN I CHANGE MY VOTE OR REVOKE MY PROXY AFTER I HAVE MAILED MY SIGNED PROXY CARD?

A: You can change your vote at any time before your proxy is voted at the Annual Meeting. You can do this in one of three ways. First, you can send a written notice to the Secretary of Hines at the Company's offices stating that you would like to revoke your proxy. Second, you can complete and submit a new proxy card. Third, you can attend the Annual Meeting and vote in person. Simply attending the meeting, however, will not revoke your proxy. If you have instructed a broker to vote your shares, you must follow the directions you received from your broker to change your vote.

Q: WILL THERE BE ANY MATTERS VOTED UPON AT THE ANNUAL MEETING OTHER THAN THOSE SPECIFIED IN THE NOTICE OF ANNUAL MEETING?

A: Hines' management does not currently know of any matters other than those discussed in this Proxy Statement that will be presented at the Annual Meeting. If other matters are properly brought before the meeting and Hines does not have notice of these matters a reasonable time prior to the Annual Meeting, all proxies will be voted in accordance with the recommendations of Hines' management.

Q:   HOW ARE VOTES COUNTED?

A: Stockholders of record of Hines' common stock as of the close of business on the Record Date are entitled to vote at the Annual Meeting. As of April 18, 2003, there were 22,072,549 shares of common stock issued and outstanding. The presence in person or by proxy of a majority of the shares of common stock outstanding will constitute a quorum for the transaction of business. Each share of common stock is entitled to one vote on each matter to come before the Annual Meeting.

     Under Delaware law, if you have returned a valid proxy or attend the meeting in person, but abstain from voting, your stock will nevertheless be treated as present and entitled to vote. Your stock therefore will be counted in determining the existence of a quorum and, even though you have abstained from voting, will have the effect of a vote against any matter requiring the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting, such as the ratification of the appointment of PricewaterhouseCoopers LLP as Hines' independent public accountants for 2003.

     Under Delaware law, broker "non-votes" are also counted for purposes of determining whether a quorum is present, but are not counted in determining whether a matter requiring a majority of the shares present and entitled to vote has been approved or whether a plurality of the vote of the shares present and entitled vote has been cast. A non-vote may occur when a nominee holding shares of common stock for a beneficial owner does not vote on a proposal because such nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

Q:   HOW ARE PROXIES BEING SOLICITED AND WHO PAYS FOR THE SOLICITATION OF
     PROXIES?

A: Initially, Hines will solicit proxies by mail to each shareholder of record. Hines' directors, officers and employees may also solicit proxies in person or by telephone without additional compensation. In addition, certain banking institutions, brokerage firms, custodians, trustees, nominees and fiduciaries may solicit proxies by mailing material to or otherwise communicating with the beneficial owners of shares of Hines' common stock. Hines has also engaged Georgeson Shareholder Communications, Inc. to assist in communicating with these institutions and forwarding solicitation materials, for a fee of $5,000 plus the reimbursement of expenses. Hines will pay all expenses of solicitation of proxies.

Q: IF MORE THAN ONE SHAREOWNER LIVES IN MY HOUSEHOLD, HOW CAN I OBTAIN AN EXTRA COPY OF THE COMPANY'S 2002 ANNUAL REPORT AND THIS PROXY STATEMENT?

A: Our 2002 annual report and financial statements have been mailed to shareholders with this proxy statement. Only one annual report and proxy statement is being delivered to multiple shareholders sharing an address. Shareholders sharing the same address can request delivery of single copies of annual reports and proxy statements by contacting by contacting Hines' corporate services, Attention: Denise Baharie, at 12621 Jeffrey Road, Irvine, CA 92620 (toll free number: 800-444-4499) or by contacting Georgeson Shareholder Communications, Inc. at 111 Commerce Road, Carlstadt, NJ 07072 (201-896-1900).

                     WHO CAN HELP ANSWER MY OTHER QUESTIONS?
     If you have more questions about voting or wish to obtain another a proxy card, you should contact:

                            HINES' CORPORATE SERVICES
                              ATTN: DENISE BAHARIE
                                    Toll Free
                                    ---------
                                 1-888-444-4499

        INFORMATION ABOUT THE COMPANY'S DIRECTORS AND EXECUTIVE OFFICERS

     Directors are elected at the Annual Meeting of Stockholders to serve during the ensuing year or until a successor is duly elected and qualified. Executive officers are elected annually by the Board and serve at the discretion of the Board. The following sets forth certain information concerning each of Hines' directors, each of whom is a nominee for election to the Board of Directors, and Hines' executive officers:

WHO ARE HINES' DIRECTORS?

DOUGLAS D. ALLEN                                                         Age: 60

     Mr. Allen has served as a director of Hines since June 1998. Mr. Allen has served as Chairman of the Board of Hines since February 2003. This is a position he previously held from June 1998 until June 2000. In the interim, Mr. Allen was Chairman Emeritus from June 2000 to February 2003. Mr. Allen has also served as Chairman of the Board of Hines Nurseries, a wholly-owned subsidiary of Hines, since September 1995. Mr. Allen served as Vice-President of Hines Nurseries from August of 1995 through June 1998 and President of Hines Nurseries from 1984 to August 1995. He has been a director of Hines Nurseries since 1990. Previously, Mr. Allen held positions within Weyerhaeuser's Paper Division as a General Manager from 1975 to 1984 and as a Sales Manager from 1971 to 1975. Mr. Allen serves on the board of directors of several private companies.

G. RONALD MORRIS                                                         Age: 66

     Mr. Morris has served as director of Hines since March 2001. Mr. Morris is currently serving as a director for NN, Inc., which is an independent manufacturer and supplier of high quality, precision steel balls and rollers to both domestic and international anti-friction bearing manufacturers. Mr. Morris has also served as President and Chief Executive Officer of Western Industries, Inc. from 1991 through 1999.

STAN R. FALLIS                                                           Age: 62

     Mr. Fallis has served as a director of Hines since September 2001. Mr. Fallis served as the Chairman and Chief Executive Officer of EVEREN Clearing Corporation from 1994 to 1999, which provided all securities clearing and trade processing operations for its parent, EVEREN Securities, Inc. a major independently owned broker dealer firm, which was listed on the New York Stock Exchange. Mr. Fallis has also served as Senior Executive Vice President and Chief Financial Officer of Kemper Securities Group from 1990 through 1994.

THOMAS R. REUSCHE                                                        Age: 48

     Mr. Reusche has served as a director of Hines since August 1995. Mr. Reusche has served as Secretary and Treasurer of Hines from August 1995 until June 1998. Since its formation in January 1993, Mr. Reusche has served as a principal of Madison Dearborn Capital Partners, L.P., Hines's largest stockholder ("MDCP"), and as a Vice President or as a Managing Director of Madison Dearborn Partners, Inc., MDCP's indirect general partner ("MDP"). MDCP is a private equity investment firm. Prior to that time, Mr. Reusche was a senior investment manager at First Chicago Venture Capital, which comprised the private equity investment activities of First Chicago Corporation, the holding company parent of First National Bank of Chicago. Mr. Reusche serves on the board of directors of a number of private companies.

JAMES R. TENNANT                                                         Age: 50

     Mr. Tennant has served as a director of Hines since October 1998. Mr. Tennant has been Chairman and Chief Executive Officer of Home Products International since 1994. Home Products International is a manufacturer and full-service marketer of quality consumer houseware products.

PAUL R. WOOD                                                             Age: 49

     Mr. Wood has served as a director of Hines since August 1995. Mr. Wood has also served as Chairman of the Board and President of Hines from September 1995 until June 1998. Since its formation in 1993, Mr. Wood has served as a principal of MDCP and as a Vice President or as a Managing Director of MDP. Prior to that time, Mr. Wood served as Vice President of First Chicago Venture Capital. Mr. Wood serves on the board of directors of Eldorado Bankshares, Inc., a bank holding company, and a number of private companies.

WHO ARE HINES' EXECUTIVE OFFICERS?

ROBERT A. FERGUSON                                                       Age: 45

     Mr. Ferguson has served as Chief Operating Officer of Hines since February 2003, as President of the Company's Nursery Division since June 2000 and Vice President of the Company's Southern Region from January 1999 to June 2000. From January 1990 to January 1999, Mr. Ferguson was the General Manager of the Company's Houston site.

CLAUDIA M. PIEROPAN                                                      Age: 47

     Ms. Pieropan has served as Chief Financial Officer of Hines since January 1996 and as Secretary and Treasurer of Hines since June 1998. Previously Ms. Pieropan served as the Vice President of Finance and Administration of Sun Gro Horticulture Canada Limited, a growing media company, from October 1991 until December 1995. Prior to that time, Ms. Pieropan practiced with PricewaterhouseCoopers LLP in Montreal, Toronto and Vancouver, Canada from 1977 to 1991.

DOUGLAS D. ALLEN                                                         Age: 60

     Mr. Allen is also a director of Hines. His business biography is referenced above.

    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND EXECUTIVE
                                    OFFICERS

     The following table sets forth certain information with respect to the beneficial ownership of the Common Stock as of the Record Date by (1) each stockholder known by Hines to own beneficially more than five percent (5%) of the outstanding Common Stock, (2) each director of Hines, (3) each executive officer of Hines named in the Summary Compensation Table below, and (4) all executive officers and directors of Hines as a group. Beneficial ownership of less than one percent is indicated by an asterisk (*). Except as otherwise indicated below, each of the entities and individuals named in the table has sole voting and investment power with respect to all shares of Common Stock beneficially owned by such entity or individual. No effect has been given to shares reserved for issuance under outstanding stock options except where otherwise indicated.

                                                          AMOUNT AND NATURE OF
                                                          BENEFICIAL OWNERSHIP
                                                 ----------------------------------------
                                                    NUMBER OF                                  PERCENT OF
                                                      SHARES                                      CLASS
                                                   BENEFICIALLY        RIGHT TO ACQUIRE        OUTSTANDING
           NAME OF BENEFICIAL OWNER                   OWNED                   (1)                  (2)
                                                 -----------------     ------------------     ---------------
Madison Dearborn Capital Partners, L.P. (3)...
   Three First National Plaza, Suite 3800
   Chicago, IL 60602                                   11,785,628                440,000               54.3%

California State Teachers' Retirement System (4)
  7667 Folsom Avenue
  Sacramento, California 95826                          2,520,598                     --               11.4%

Abbott Capital 1330 Investors I, LP(5) .......
  c/o Abbott Capital Management
  1211 Avenue of the Americas, Suite 4300
  New York, New York 10036                              1,314,115                     --                6.0%

Douglas D. Allen .............................            195,714                     --                   *

Stan R. Fallis................................                 --                 13,830                   *

Robert A. Ferguson............................            193,252                 88,835                1.3%

Claudia M. Pieropan...........................             65,632                 86,705                   *

G. Ronald Morris..............................             12,000                 14,957                   *

Thomas R. Reusche (6).........................         11,785,628                440,000               54.3%

James R. Tennant..............................              7,000                 21,000                   *

Stephen P. Thigpen (7)........................            255,238                     --                1.2%

Paul R. Wood (6)..............................         11,785,628                440,000               54.3%

All Executive Officers and Directors
  as a Group (8 persons)......................         12,259,226                665,327               56.8%

------------------------
(1) Represents: (i) the shares that can be acquired through the exercise of stock options acquired pursuant to Hines' Amended and Restated 1998 Long-Term Equity Incentive Plan (the "Incentive Plan") and which are exercisable within 60 days of the Record Date (ii) warrants to acquire 440,000 shares issued to MDCP on November 28, 2000.
(2) Based on 22,072,549 shares of Common Stock outstanding as of the Record Date. Shares subject to options/warrants exercisable within 60 days of the Record Date are considered for the purpose of determining the percent of the class held by the holder of such options or warrants, but not for the purpose of computing the percentage held by others.

(FOOTNOTES CONTINUED FROM THE PRIOR PAGE)

(3) Based solely on a Schedule 13D/A filed with the Securities and Exchange Commission ("SEC") on January 18, 2001. MDCP is the record holder of 10,785,628 shares. Madison Dearborn Capital Partners II, L.P. ("MDCP II") is the record holder of 1,000,000 shares. Because MDCP and MDCP II are under common control, MDCP may be deemed to be the beneficial owner of the shares held by MDCP II.
(4)  Based solely on a Schedule 13G filed with the SEC on February 11, 2003.
(5) Based solely on a Schedule 13G/A filed with the SEC on February 12, 2003. Abbott Capital 1330 Investors I, LP ("Abbott") is the record holder of 1,308,036 shares. Abbott Co-Investment I, LLC ("LLC") is the record holder of 6,079 shares. Because Abbott and LLC are affiliated entities, Abbott may be deemed to be the beneficial owner of the shares held by LLC.
(6) All of such shares are held by MDCP or MDCP II. Messrs. Reusche and Wood are Managing Directors of MDP, the ultimate general partner of MDCP and MDCP II, and therefore may be deemed to share voting and investment power over the shares owned by MDCP and MDCP II, and therefore to beneficially own such shares. Both Messrs. Reusche and Wood disclaim beneficial ownership of the shares owned by MDCP and MDCP II. The address of Messrs. Reusche and Wood is the address of MDCP.
(7)  Mr. Thigpen resigned from his position with the Company in February 2003.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

     DIRECTORS' COMPENSATION. Hines' inside directors and those directors affiliated with MDCP do not receive any compensation for their services as directors. Hines' independent outside directors receive $2,500 for each Board meeting and $500 for each additional committee meeting they attend. All directors are reimbursed for all travel-related expenses incurred in connection with their activities as directors. Under the Incentive Plan, the amount of options, if any, granted to directors and the terms and provisions of any options granted to directors are in the discretion of the Compensation Committee. No options were granted to any director during 2002.

     EXECUTIVE OFFICERS' COMPENSATION. The following table sets forth the aggregate cash compensation paid by Hines for services rendered during the years ended December 31, 2002, 2001 and 2000 by (1) Hines' Chief Executive Officer, and (2) the other executive officers of Hines.

                                                  SUMMARY COMPENSATION TABLE
                                        -----------------------------------------------
                                                                                              LONG-TERM
                                                                                             COMPENSATION
                                                      ANNUAL COMPENSATION                       AWARDS
                                        -----------------------------------------------  -------------------

                                                                                              SECURITIES
                                                                                              UNDERLYING
                                                                                             OPTIONS/SARS            ALL OTHER
      NAME AND PRINCIPAL POSITION            YEAR       SALARY ($)        BONUS($)(1)           (#)(2)           COMPENSATION $(3)
---------------------------------------    --------    ------------     --------------    -------------------    ------------------
Stephen P. Thigpen (4)..............        2002         525,000           347,336                   -                 15,988
  FORMER CHIEF EXECUTIVE OFFICER,           2001         525,000           395,663                   -                  6,808
  PRESIDENT, CHAIRMAN OF THE BOARD          2000         475,000           474,422             240,000                  3,728

Douglas D. Allen....................        2002         120,000              -                      -                  2,866
  CHAIRMAN                                  2001         120,000              -                      -                  2,392
                                            2000         120,000           392,000                   -                  2,111

Robert A. Ferguson..................        2002         230,000           275,780                   -                 12,173
  CHIEF OPERATING OFFICER                   2001         230,000           273,570                   -                  4,338
                                            2000         200,000           120,000              40,000                  2,294

Claudia M. Pieropan.................        2002         195,000           446,568                   -                 10,666
  CHIEF FINANCIAL OFFICER,                  2001         195,000           160,000                   -                  4,365
  SECRETARY AND TREASURER                   2000         184,532           125,381              30,000                  2,210

---------------------

(1) Represents annual incentive compensation payments made under the Company's compensation plans paid during the calendar year indicated. In the case of Ms. Pieropan, $325,000 of the reported bonus for 2002 represents incentive compensation paid as a result of the successful completion of the sale of the Company's growing media business in March 2002.

(2)  Represents options granted pursuant to the Company's Incentive Plan.

(3) For the 2002 fiscal year, the amounts disclosed in this column include the dollar value of premiums paid by Hines with respect to health insurance for Messrs. Thigpen, Allen and Ferguson and for Ms. Pieropan in the amounts of $4,988, $2,866, $3,374 and $2,867, respectively. The amounts disclosed in this column in excess of such premiums represent contributions by the Company for the benefit of the executive to the Company's 401(k) plan.

(4) Mr. Thigpen resigned in February 2003 and the amounts disclosed do not include the severance paid to him in 2003.

STOCK OPTIONS

     No options were granted by the Company to any of the executive officers named in the Summary Compensation Table above and no stock options were exercised by such individuals during the last fiscal year. As a result of the Company's offer to exchange stock options held by certain employees which expired in August 2002, none of the executive officers named in the Summary Compensation Table held any options as of December 31, 2002. Pursuant to such offer to exchange options, new stock options were granted to Mr. Ferguson and Ms. Pieropan in February 2003.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     THIS COMPENSATION COMMITTEE REPORT SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OR UNDER THE EXCHANGE ACT, EXCEPT TO THE EXTENT THAT WE SPECIFICALLY INCORPORATE THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

     The following report has been submitted by the Compensation Committee of the Board:

     The Compensation Committee held one meeting during 2002. The Compensation Committee is currently comprised of Messrs. Allen, Reusche and Wood.

     The Compensation Committee is generally responsible for reviewing the recommendations of Hines' Chief Executive Officer with respect to compensation levels of all other officers of Hines and for adopting and changing compensation policies and practices of Hines and reporting its recommendations to the full Board. In addition, the Compensation Committee is responsible for the administration of Hines' Incentive Plan. In reviewing Hines' compensation programs, the Compensation Committee intends to adhere to a compensation philosophy that (1) attracts and retains qualified executives who will add to the long-term success of Hines, (2) relates to the achievement of operational and strategic objectives, and (3) is commensurate with each executive's performance, level of responsibility and overall contribution to the success of Hines. In making its recommendations to the full Board concerning adjustments to compensation levels, the Compensation Committee intends to consider the financial condition and operational performance of Hines during the prior year. The Compensation Committee expects Hines' executive compensation program to consist of three principal components: (1) base salary, (2) annual bonus and (3) long-term equity incentives.

     BASE SALARY. The base salary for Mr. Allen in 2002 was established pursuant to his employment agreement with Hines, which was determined through arms-length negotiations with representatives of MDCP. See "Information About the Company's Directors and Executive Officers--Employment Agreements." Mr. Thigpen, the Company's Chief Executive Officer during 2002, determined the base salary for Mr. Ferguson and Ms. Pieropan for 2002, based on the compensation philosophy described above. The base salary for Mr. Thigpen in 2002 was determined through arms-length negotiations with the Compensation Committee. The base salary for each of the other officers of Hines was determined based on the expected level of responsibility of each and competitive market conditions. The Company's Chief Executive Officer initially established these salaries.

     ANNUAL BONUS. Each of Hines' officers (with the exception of Mr. Allen) participate in the Company's Variable Compensation Plan (the "Hines Bonus Plan"), which enabled them to earn an annual bonus based upon Hines' operating cash flows (defined as earnings before interest, taxes, depreciation and amortization and adjusted for maintenance capital expenditures, changes in inventory increases or decreases and for the achievement of certain performance objectives). Bonuses under this plan are designed to be a significant portion of the management team's compensation. The level of bonus payment received by each officer in 2002 was approved by the Compensation Committee in conjunction with the Hines Bonus Plan based on the operating cash flows defined above.

     Bonus payments paid during the 2002 calendar year for Mr. Thigpen and Ms. Pieropan were awarded under both the Hines Bonus Plan for the performance of Hines Nurseries in 2001 and the Company's Sun Gro Bonus Plan which existed in 2001. The Sun Gro Bonus Plan was a separate bonus plan based on the performance of the Company's growing media division which was sold in March 2002. Bonus payments paid during the 2002 calendar year for Mr. Ferguson were awarded under the Hines Bonus Plan for the performance of Hines Nurseries in 2001. The 2001

Hines Bonus Plan provided for a compensation pool equivalent to 6.75% of operating cash flows of Hines Nurseries for the 2001 fiscal year and the Sun Gro Bonus Plan provided for a compensation pool of 6.82% of operating cash flows of Sun Gro for the 2001 fiscal year. Bonus payments for the 2002 fiscal year, for Messrs. Thigpen and Ferguson and Ms. Pieropan, which will be paid in calendar 2003, were awarded under the Hines Bonus Plan for 2002. The 2002 Hines Bonus Plan provided for a compensation pool equivalent to up to a maximum of 6.75% of operating cash flows of Hines Nurseries for the 2002 fiscal year. Ms. Pieropan also received a bonus of $325,000 in 2002 as a result of the successful completion of the sale by the Company of its growing media division.

     LONG-TERM EQUITY INCENTIVES. Each of Messrs. Allen, Thigpen and Ferguson and Ms. Pieropan participated in the recapitalization of Hines by MDCP and Hines' management in 1995 and maintained a continuing equity interest in Hines following the recapitalization. As a result of their equity ownership, their interests are aligned with those of Hines' stockholders, since the value of management's holdings is tied directly to the market price of Hines' Common Stock. See "Security Ownership of Certain Beneficial Owners, Directors and Executive Officers."

     Under the Incentive Plan, the Board and the Compensation Committee were granted broad authority to award equity-based compensation arrangements to any eligible employee, director, consultant or advisor of Hines. An aggregate of approximately 3.6 million shares of Common Stock are reserved for issuance upon the exercise of awards granted to eligible participants under the Incentive Plan. Since the ultimate value of stock options bears a direct relationship to market price of the Common Stock, the Committee believes that awards under the Incentive Plan are an effective incentive for Hines' management to create value for Hines' stockholders. At December 31, 2002, options to purchase an aggregate of approximately 0.3 million shares of Common Stock with a weighted-average exercise price of $8.33 were outstanding under the Incentive Plan. No options were granted in 2002.

     In 2002, the Company offered to exchange all outstanding stock options held by certain employees under the Incentive Plan for new stock options to be granted under the Incentive Plan upon the terms and subject to the conditions described in the offer to exchange. If an employee elected to participate in the exchange, they were required to tender for exchange all of the stock options they held in exchange for a certain number of new stock options. The offer to exchange expired on August 14, 2002 and all stock options properly tendered before the expiration of the offer to exchange were accepted and cancelled on August 15, 2002. A total of 1.8 million stock options were tendered by employees and cancelled pursuant to the terms of the offer to exchange. In February 2003, the Company granted approximately 0.8 million new stock options to those employees who participated in the exchange program. The exercise price of the new stock options was $5.50 per share. There was no additional compensation expense associated with the exchange program.

     All members of the Compensation Committee have approved the foregoing report.
                                                     Douglas D. Allen
                                                     Thomas R. Reusche
                                                     Paul R. Wood

STOCK PERFORMANCE GRAPH

     The Stock Performance Graph below shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the "Securities Act") or under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), except to the extent the Company specifically incorporates this information by reference, and it shall not otherwise be deemed filed under such Acts.

     Set forth below is a line graph comparing the total cumulative return of the Company's Common Stock since initiation of trading of the Company's Common Stock on June 23, 1998 to (a) the Nasdaq Stock Market (U.S.) Index, a broad equity market index, and (b) the Russell 2000 Index, an index that measures the performance of stocks with small to medium-small market capitalization. The comparisons in this table are required by the Securities and Exchange Commission and are not intended to forecast or be indicative of possible future performance of the Common Stock.

     The Company has chosen the Russell 2000 Index as an index of issuers with similar market capitalization because the Company does not believe it can reasonably identify a peer group or applicable published industry or line-of-business index. The Company is not aware of any other publicly held companies that engage in the Company's line of business - the production and distribution of horticultural products on a national scale. Most of the Company's competitors are regional, privately-held companies. The Company, therefore, concluded that there was not a sufficient body of reliable market data for the Company to use as a comparison peer group. Because of the foregoing factors, the Company elected to compare the performance of its stock to the Nasdaq Stock Market (U.S.) Index and the Russell 2000 Index. The Company has used these indices in this comparison since 1997.

     The graph assumes $100 was invested on June 23, 1998 in stock of the Company, the Nasdaq Stock Market (U.S.) Index and the Russell 2000 and assumes dividends are reinvested.

                COMPARISON OF 54 MONTH CUMULATIVE TOTAL RETURN*
    Among Hines Horticulture, Inc., The NASDAQ Stock Market (U.S.) Index and
                             the Russell 2000 Index









                            [PREFORMANCE GRAPH HERE]



* $100 Invested on 6/23/98 in stock or index - including reinvestment of dividends
  Fiscal year ending December 31.



Value of $100 invested on 6/23/98 at year-end
                                              6/23/98        12/98        12/99        12/00         12/01         12/02
                                             ----------     --------     ---------    ---------     ---------     --------
HINES HORTICULTURE, INC.                        100.00        80.68         76.71        25.00         33.64        26.36
NASDAQ STOCK MARKET (U.S.)                      100.00       120.52        223.96       134.71        106.89        73.79
RUSSELL 2000                                    100.00        94.93        115.11       111.63        114.41        90.97


EMPLOYMENT AGREEMENTS

     Hines and each of Messrs. Ferguson and Ms. Pieropan are parties to employment/severance agreements (the "Employment Agreements"). The Employment Agreements provide that the executives shall devote full time attention, skill and ability to discharge the duties assigned to them, and to use their best efforts to promote and protect the interests of Hines. The Employment Agreements are terminable by each of the respective parties thereto at any time, for any reason and with or without cause, upon thirty days' advance written notice. The Employment Agreements provide, among other things, for an annual base salary, an annual cash bonus in an amount determined by the Board of Directors and certain other benefits. If any such executive's employment is terminated for any reason, other than for cause, death or the executive's voluntary "at-will" termination, the executive will receive an amount equal to their annual base salary multiplied by 200 percent, plus a pro rata share of their bonus for the fiscal year in which such termination occurs.

     The Company has also entered into an employment agreement with Mr. Allen. The employment agreement for Mr. Allen provides solely for an annual base salary of $120,000 and coverage under the Company's health insurance plan. The employment agreement makes no provision for any annual bonus or termination benefits.

     In February 2003, the Board of Directors accepted the resignation of Mr. Thigpen as the Company's then Chairman and Chief Executive Officer. Prior to his resignation, Mr. Thigpen's employment agreement provided for his annual salary and other benefits, including a severance payment payable to Mr. Thigpen under certain circumstances. Pursuant to his employment agreement with the Company, the Company paid Mr. Thigpen in connection with his resignation a severance payment of $1 million, or approximately two times his annual base salary.


ABOUT THE BOARD AND ITS COMMITTEES

     MEETINGS OF BOARD AND ITS COMMITTEES. The Board met four times during the 2002 fiscal year. The Board has two standing committees: the Audit Committee and the Compensation Committee. The Company does not presently have a Nomination Committee. All directors attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings of all committees on which they served.

     THE AUDIT COMMITTEE. The Audit Committee, which operates under a written charter adopted by the Board of Directors, makes recommendations to the Board regarding the selection, retention and termination of Hines' independent auditors and reviews the annual financial statements of Hines and Hines' internal controls. The Audit Committee is currently comprised of two directors who are independent directors as defined under the rules of the NASDAQ Stock Market. These are Messrs. Morris and Tennant. The Audit Committee is also comprised of one director who is not an independent director as defined under the rules of the NASDAQ Stock Market. This is Mr. Wood. Mr. Wood was selected based on his past experience and knowledge of the Company and his overall financial knowledge and experience. Although Mr. Wood is not independent, the Board determined that his overall financial experience was an important enough attribute to outweigh his non-independence. The Audit Committee met two times and held three conference calls during 2002.

     THE COMPENSATION COMMITTEE. The Compensation Committee recommends action to the Board of Directors regarding the salaries and incentive compensation of elected officers of Hines and administers the Hines' bonus plans and the Incentive Plan. The Compensation Committee is currently comprised of Messrs. Allen, Reusche, and Wood and met one time during 2002.

     COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION. The Compensation Committee is currently comprised of Messrs. Allen, Reusche and Wood, all of whom are directors of Hines. Messrs. Reusche and Wood are each Managing Directors of MDP. Mr. Allen serves as the Chairman.

AUDIT COMMITTEE REPORT

     The Audit Committee Report that follows shall not be deemed to be incorporated by reference into any filings made by Hines under the Securities Act or the Exchange Act, notwithstanding any general statement contained in any such filing incorporating this proxy statement by reference, except to the extent that Hines incorporates such Report by specific reference.

     The Audit Committee of the Board of Directors has:

     -Reviewed and discussed with management the Company's audited financial statements as of and for fiscal year ended December 31, 2002;

     -Discussed with PricewaterhouseCoopers LLP, Hines' independent auditor, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants; and

     -Received and reviewed the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and has discussed with PricewaterhouseCoopers LLP its independence.

     In reliance on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Hines' Annual Report on Form 10-K for the fiscal year ended December 31, 2002. Hines' Board of Directors has adopted a written Audit Committee Charter.

                                                        Audit Committee

                                                        Stan R. Fallis
                                                        G. Ronald Morris
                                                        James R. Tennant


OTHER AUDITOR RELATED MATTERS

     During 2002, Hines' independent auditor, PricewaterhouseCoopers LLP, provided the following services to Hines and billed Hines the following amounts:

     Audit Fees.................................................... $    241,520
     Financial Information Systems Design and Implementation Fees.. $         --
     All Other Fees................................................ $  1,906,520

     The Audit Committee has considered whether the provision of non-audit services by Hines' independent auditor is compatible with maintaining independence and has concluded that there is no compromise of independence.


CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

     MDCP, the Company's principal shareholder, provided a guarantee for the extension of the Company's $30.0 million seasonal revolving loan commitment effective February 1, 2002 under its amended senior credit facility with a third party lender. On November 28, 2000, in exchange for MDCP's original guaranty of the Company's seasonal revolver, the Company issued a warrant to MDCP to purchase 440,000 shares of common stock at an exercise price of $3.50 per share. The warrant is excercisable at any time prior to December 31, 2005. If MDCP is required to make any payment with respect to its guarantee on the seasonal revolving loan commitment, the Company would be required to issue to MDCP an additional warrant to purchase a number of shares of the Company's common stock equal to the amount of such payment divided by the then-current market price of the Company's common stock.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based solely on a review of forms furnished to Hines and written representations received from such persons, Hines believes that each of its officers subject to the Section 16(a) filing requirements, directors and greater than ten-percent stockholders complied with all Section 16(a) filing requirements applicable to them during 2002.

                DISCUSSION OF PROPOSALS RECOMMENDED BY THE BOARD


PROPOSAL 1:   ELECTION OF DIRECTORS

     The Board has nominated the following six persons for election to the Board at the Annual Meeting:

          Douglas D. Allen         James R. Tennant
          Stan R. Fallis           Thomas R. Reusche
          G. Ronald Morris         Paul R. Wood

     Directors who are elected at the Annual Meeting will serve until the next Annual Meeting of Stockholders or until their successors are elected and qualified. The nominees have each indicated that they are willing to be elected and to serve. In the event that any nominee is unable to serve or is otherwise unavailable for election, which is not now contemplated, the current Board may or may not select a substitute nominee. If a substitute nominee is selected, all proxies will be voted for the person selected. If a substitute nominee is not selected, all proxies will be voted for the election of the remaining nominees. Proxies will not be voted for a greater number of persons than the number of nominees named.

     Directors will be elected by a plurality of the shares present and voting at the meeting. In other words, the six nominees receiving the largest number of votes will be elected to the Board.

--------------------------------------------------------------------------------
                      YOUR BOARD OF DIRECTORS RECOMMENDS A
                 VOTE FOR ELECTION OF ALL NOMINEES AS DIRECTORS
--------------------------------------------------------------------------------


PROPOSAL 2:   RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board recommends that the stockholders ratify the appointment of PricewaterhouseCoopers LLP as independent public accountants to audit Hines' consolidated financial statements for the fiscal year ending December 31, 2003. PricewaterhouseCoopers LLP has audited the consolidated financial statements of Hines each year since 1996. Representatives of PricewaterhouseCoopers LLP will be present at the meeting with the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions. If the stockholders do not ratify the appointment of PricewaterhouseCoopers LLP, the Board will select other independent accountants.

     Approval of the proposal to ratify the appointment of PricewaterhouseCoopers, LLP requires the affirmative vote of a majority of the shares present and entitled to vote at the annual meeting.

--------------------------------------------------------------------------------
           YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION
            OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE
                    COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

OTHER MATTERS

     It is not presently expected that any matters other than those discussed herein will be brought before the Annual Meeting. If, however, other matters do come to Hines' attention, it is the intention of the persons named as representatives in the accompanying proxy to vote in accordance with the recommendation of Hines' management.

                     INFORMATION ABOUT ADDITIONAL MATERIALS

     You may obtain, without charge, a copy of the Company's annual report on Form 10-K for the 2002 fiscal year, including the financial statements, and the financial statement schedules required to be filed with the SEC pursuant to Rule 13a-1 of the Exchange Act. You may also obtain copies of exhibits to the Form 10-K, but we will change a reasonable fee to shareholders requesting such exhibits. You should direct your request in writing to Hines at the address of Hines set forth on the first page of this Proxy Statement, attention:
Shareholder Services.

                       SUBMISSION OF STOCKHOLDER PROPOSALS
              AND DIRECTOR NOMINATIONS FOR THE 2004 ANNUAL MEETING


NOMINATIONS FOR DIRECTORS FOR THE 2004 ANNUAL MEETING

     The Amended and Restated Bylaws of Hines (the "Bylaws") set forth certain procedures relating to the nomination of directors (the "Nomination Bylaw") and no person will be eligible for election as a director unless nominated in accordance with the provisions of the Nomination Bylaw. Under the terms of the Nomination Bylaw, to be timely for Annual Meeting, a stockholder's notice must have been delivered to or mailed and received at the principal executive offices of Hines not less than sixty days nor more than ninety days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of an annual meeting is changed by more than thirty days from such anniversary date, notice by the stockholder to be timely must be received by us not later than the close of business on the 10th day following the earlier of the day on which notice of the date of the meeting was mailed or public disclosure was made. The presiding officer of the Annual Meeting will, if the facts warrant, determine that a nomination was not made in accordance with the procedures prescribed by the Nomination Bylaw, and if he should so determine, he will so declare to the Meeting and the defective nomination will be disregarded.

     Therefore, in order to be timely for the 2004 Annual Meeting, a stockholder's notice must be delivered to or mailed and received at our principal executive offices not earlier than February 29, 2004 and not later than March 30, 2004. To be effective, the written notice must include (i) as to each person whom the stockholder proposes to nominate for election as a director at such meeting all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (ii) as to the stockholder giving the notice (A) the name and address, as they appear on Hines' books, of such stockholder and (B) the class and number of shares of Hines which are beneficially owned by such stockholder and also which are owned of record by such stockholder; and (iii) as to the beneficial owner, if any, on whose behalf the nomination is made, (A) the name and address of such person and (B) the class and number of shares of Hines which are beneficially owned by such person. At the request of the Board of Directors, any person nominated by the Board of Directors for election as a director shall furnish to the secretary of Hines that information required to be set forth in a stockholder's notice of nomination which pertains to the nominee.

STOCKHOLDER PROPOSALS FOR THE 2004 ANNUAL MEETING

     If you want us to consider including a proposal in the Hines' proxy materials relating to the annual meeting of stockholders to be held in the year 2004, you must submit such proposal to Hines no later than December 27, 2003. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, we will include it in the proxy statement and set it forth on the form of proxy issued for such annual meeting of stockholders. You should direct any such stockholder proposals to the attention of the Secretary of Hines at our address set forth on the first page of this Proxy Statement.

     With respect to any proposal that one of our stockholders presents at the annual meeting of stockholders to be held in the year 2004 that is not submitted for inclusion in Hines' proxy materials, to be timely, a stockholder's notice must be delivered to or mailed and received at our principal executive offices not less than sixty days nor more than ninety days prior to the first anniversary of the prior year's annual meeting of stockholders; provided, however, that if the annual meeting is not held within thirty days before or after such anniversary date, then for the notice by the stockholder to be timely it must be received not later than the close of business on the 10th day following the date on which the notice of the meeting was mailed or such public disclosure was made, whichever occurs first. Therefore, in order to be timely for the 2004 Annual Meeting, a stockholders' proposal that is not submitted for inclusion in Hines' proxy materials must be delivered to or mailed and received at our principal executive offices not earlier than February 29, 2004 and not later than March 30, 2004. With respect to any proposal that a stockholder of Hines presents at the annual meeting of stockholders to be held in the year 2004 that is not submitted for inclusion in Hines' proxy materials pursuant to Rule 14a-8 under the Exchange Act, the proxy for such annual meeting of stockholders will confer discretionary voting authority to vote on such stockholder proposal unless (a) we are notified of such proposal no later than March 11, 2004, and
(b) the proponent complies with the other requirements set forth in Rule 14a-4 under the Exchange Act.

     To be effective, the written notice must include, as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting, (b) the name and address, as they appear on Hines' books, of the stockholder proposing such business, (c) the class and number of shares of Hines which are beneficially owned by the stockholder and (d) any material interest of the stockholder in such business.

PROXY                                                                      PROXY
-----                                                                      -----

                            HINES HORTICULTURE, INC.
                (Solicited on behalf of the Board of Directors)

         The undersigned holder of common stock of Hines Horticulture, Inc. hereby constitutes and appoints Robert A. Ferguson and Claudia M. Pieropan, and each of them, with full power of substitution, proxies for and in the name, place and stead of the undersigned, to vote all of the undersigned's shares of the said stock, according to the number of votes and with all the powers the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Hines Horticulture, Inc., to be held at the corporate headquarters, 12621 Jeffrey Road, Irvine, CA 92620, Thursday, May 29, 2002, at 9:00 a.m., local time, and at any adjournments or postponements thereof.

         The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement relating to the meeting and hereby revokes any proxy or proxies heretofore given.

         Each properly executed Proxy will be voted in accordance with the specifications made on the reverse side of this Proxy and in the discretion of the Proxies on any other matter which may properly come before the meeting. Where no choice is specified, this Proxy will be voted FOR all listed nominees to serve as directors, FOR proposal 2 and in the discretion of the designated individuals on any and all business that may properly come before the meeting and any adjustments thereof.

           PLEASE MARK, DATE AND SIGN THIS PROXY ON THE REVERSE SIDE

                                           ANNUAL MEETING OF STOCKHOLDERS OF

                                                HINES HORTICULTURE, INC.

                                                      MAY 29, 2003

                                               Please date, sign and mail
                                                 your proxy card in the
                                               envelope provided as soon
                                                      as possible.



----------------------------------------------------------------------------------------------------------------------------

                     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL 2.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

----------------------------------------------------------------------------------------------------------------------------

1. Election of six (6) directors                                                      FOR   AGAINST   ABSTAIN
                                             2. To ratify the appointment of
                      NOMINEES                  PricewaterhouseCoopers LLP as         [ ]     [ ]       [ ]
[ ] FOR ALL NOMINEES      Douglas D. Allen      independent public accountants
                      ---                       for the 2003 fiscal year
                          Stan R. Fallis
                      ---                    3. Upon any and all other business that may properly come before
[ ] WITHHOLD AUTHORITY    G. Ronald Morris      the Annual Meeting.
    FOR ALL NOMINEES  ---
                          Thomas R. Reusche
[ ] FOR ALL EXCEPT    ---                    THIS PROXY, WHICH IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS,
    (See instructions     James R. Tennant   WILL BE VOTED FOR THE MATTERS DESCRIBED IN ITEM 1 AND 2 UNLESS THE
     below)           ---                    SHAREHOLDER SPECIFIES OTHERWISE, (IN WHICH CASE IT WILL BE VOTED
                          Paul R. Wood       AS SPECIFIED).
                      ---

INSTRUCTION: To withhold authority to vote
             for any individual nominee(s),
             mark "FOR ALL EXCEPT" and fill
             in the circle next to each
             nominee you wish to withhold,
             as shown here [ ]
--------------------------------------------






--------------------------------------------
To change the address on your account,
please check the box at right and
indicate your new address in the         [ ]
address space above. Please note
that changes to the registered
name(s) on the account may not be
submitted via this method
--------------------------------------------

Signature of Stockholder                     Date:          Signature of Stockholder                    Date:
                        -------------------       ---------                         -------------------      ---------

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.
If signer is a partnership, please sign in partnership name by authorized person.